4. AGREEMENT WITH ASTRAZENECA	12 Months Ended
Jun. 30, 2014
Agreement With Astrazeneca
4. AGREEMENT WITH ASTRAZENECA

In January 2007, the Company entered into an exclusive global research collaboration and license agreement with AstraZeneca to discover, develop and commercialize compounds that target melanocortin receptors for the treatment of obesity, diabetes and related metabolic syndrome. In June 2008, the license agreement was amended to include additional compounds and associated intellectual property developed by the Company. In December 2008, the license agreement was further amended to include additional compounds and associated intellectual property developed by the Company and extended the research collaboration for an additional year through January 2010. In September 2009, the license agreement was further amended to modify royalty rates and milestone payments. The collaboration is based on the Company’s melanocortin receptor obesity program and includes access to compound libraries, core technologies and expertise in melanocortin receptor drug discovery and development. As part of the September 2009 amendment to the research collaboration and license agreement, the Company agreed to conduct additional studies on the effects of melanocortin receptor specific compounds on food intake, obesity and other metabolic parameters.

In December 2009 and 2008, the Company also entered into clinical trial sponsored research agreements with AstraZeneca, under which the Company agreed to conduct studies of the effects of melanocortin receptor specific compounds on food intake, obesity and other metabolic parameters. Under the terms of these clinical trial agreements, AstraZeneca paid $5,000,000 as of March 31, 2009 upon achieving certain objectives and paid all costs associated with these studies. The Company recognized $10,361 and $73,736, respectively, as revenue in the years ended June 30, 2013 and 2012 under these clinical trial sponsored research agreements.

The Company received an up-front payment of $10,000,000 from AstraZeneca on execution of the research collaboration and license agreement. Under the September 2009 amendment the Company was paid an additional $5,000,000 in consideration of reduction of future milestones and royalties and providing specific materials to AstraZeneca. The Company is now eligible for milestone payments totaling up to $145,250,000, with up to $85,250,000 contingent on development and regulatory milestones and the balance contingent on achievement of sales targets. In addition, the Company is eligible to receive mid to high single digit royalties on sales of any approved products. AstraZeneca assumed responsibility for product commercialization, product discovery and development costs, with both companies contributing scientific expertise in the research collaboration. The Company provided research services to AstraZeneca through January 2010, the expiration of the research collaboration portion of the research collaboration and license agreement, at a contractual rate per full-time-equivalent employee.

AstraZeneca is evaluating its program and next steps. No assurance can be given that AstraZeneca will continue to develop compounds that target melanocortin receptors for the treatment of obesity, diabetes and related metabolic syndrome, or that AstraZeneca will be successful in developing any such compound.